Ivy Funds

Supplement dated November 6, 2013 to the

Ivy Funds Prospectus dated July 31, 2013

and as supplemented October 2, 2013

Changes to Maximum Account Fee

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $750 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed at the close of business on December 10, 2013, and on the second Tuesday of December each year thereafter. The Funds’ Class B shares will not be subject to the $20 fee assessed to Fund accounts with less than $750, nor to the $750 minimum investment requirement that goes into effect on January 1, 2014 for certain of the Funds’ other share classes.

Automatic Investment Service Accounts

Effective January 1, 2014, the minimum amount to open an account with AIS will increase to $150 from $50, and the minimum amount to add an AIS to an account will increase to $50 from $25.

Supplement	Prospectus	1